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                 Exhibit 10.1
            2000 Stock Option Plan




           STARMEDIA NETWORK, INC.

          2000 STOCK INCENTIVE PLAN

        EFFECTIVE AS OF MARCH 17, 2000


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                                TABLE OF CONTENTS

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
SECTION 1.        INTRODUCTION...................................................................................1

SECTION 2.        DEFINITIONS....................................................................................1

                  (a)      "Affiliate"...........................................................................1
                  (b)      "Award"...............................................................................1
                  (c)      "Board"...............................................................................1
                  (d)      "Code"................................................................................1
                  (e)      "Committee"...........................................................................2
                  (f)      "Common Stock"........................................................................2
                  (g)      "Company".............................................................................2
                  (h)      "Consultant"..........................................................................2
                  (i)      "Director"............................................................................2
                  (j)      "Disability"..........................................................................2
                  (k)      "Employee"............................................................................2
                  (l)      "Exchange Act"........................................................................2
                  (m)      "Exercise Price"......................................................................2
                  (n)      "Fair Market Value"...................................................................2
                  (o)      "Grant"...............................................................................3
                  (p)      "Incentive Stock Option" or "ISO".....................................................3
                  (q)      "Key Employee"........................................................................3
                  (r)      "Non-Employee Director"...............................................................3
                  (s)      "Nonstatutory Stock Option" or "NSO"..................................................3
                  (t)      "Option"..............................................................................3
                  (u)      "Optionee"............................................................................3
                  (v)      "Parent"..............................................................................3
                  (w)      "Participant".........................................................................3
                  (x)      "Plan"................................................................................3
                  (y)      "Restricted Stock"....................................................................3
                  (z)      "Restricted Stock Agreement"..........................................................3
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
                  (aa)     "SAR Agreement".......................................................................3
                  (bb)     "Securities Act"......................................................................3
                  (cc)     "Service".............................................................................3
                  (dd)     "Share"...............................................................................3
                  (ee)     "Stock Appreciation Right" or "SAR"...................................................3
                  (ff)     "Stock Option Agreement"..............................................................3
                  (gg)     "Stock Unit"..........................................................................4
                  (hh)     "Stock Unit Agreement"................................................................4
                  (ii)     "Subsidiary"..........................................................................4
                  (jj)     "10-Percent Shareholder"..............................................................4

SECTION 3.        ADMINISTRATION.................................................................................4

                  (a)      Committee Composition.................................................................4
                  (b)      Authority of the Committee............................................................4
                  (c)      Indemnification.......................................................................5

SECTION 4.        ELIGIBILITY....................................................................................5

                  (a)      General Rules.........................................................................5
                  (b)      Incentive Stock Options...............................................................5
                  (c)      Non-Employee Director Options.........................................................5

SECTION 5.        SHARES SUBJECT TO PLAN.........................................................................6

                  (a)      Basic Limitation......................................................................6
                  (b)      Additional Shares.....................................................................6
                  (c)      Dividend Equivalents..................................................................6
                  (d)      Limits on Options.....................................................................6

SECTION 6.        TERMS AND CONDITIONS OF OPTIONS................................................................6

                  (a)      Stock Option Agreement................................................................6
                  (b)      Number of Shares......................................................................7
                  (c)      Exercise Price........................................................................7
                  (d)      Exercisability and Term...............................................................7
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
                  (i)      Modifications or Assumption of Options................................................8
                  (j)      Transferability of Options............................................................8
                  (k)      No Rights as Stockholder..............................................................9
                  (l)      Restrictions on Share Transfer........................................................9

SECTION 7.        PAYMENT FOR OPTION SHARES......................................................................9

                  (a)      General Rule..........................................................................9
                  (b)      Surrender of Stock....................................................................9
                  (c)      Promissory Note.......................................................................9
                  (d)      Other Forms of Payment................................................................9

SECTION 8.        TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK AND STOCK UNITS...........................10

                  (a)      Time, Amount and Form of Awards......................................................10
                  (b)      Agreements...........................................................................10
                  (c)      Payment for Restricted Stock or Stock Unit Awards....................................10
                  (d)      Form and Time of Settlement of Stock Units...........................................10
                  (e)      Vesting Conditions...................................................................10
                  (f)      Assignment or Transfer of Restricted Stock or Stock Units............................10
                  (g)      Death of Stock Units Recipient.......................................................11
                  (h)      Trusts...............................................................................11
                  (i)      Voting and Dividend Rights...........................................................11
                  (j)      Stock Units Voting and Dividend Rights...............................................11
                  (k)      Creditors' Rights....................................................................11
                  (l)      Performance Based Restricted Stock...................................................12

SECTION 9.        TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.............................................12

         (a)      SAR Agreement.................................................................................12
         (b)      Number of Shares..............................................................................12
         (c)      Exercise Price................................................................................12
         (d)      Exercisability and Term.......................................................................12
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
         (e)      Exercise of SARs..............................................................................13
         (f)      Modification or Assumption of SARs............................................................13

SECTION 10.       PROTECTION AGAINST DILUTION...................................................................13

                  (a)      Adjustments..........................................................................13
                  (b)      Participant Rights...................................................................13

SECTION 11.       EFFECT OF DISSOLUTION, MERGER OR SALE.........................................................13

SECTION 12.       LIMITATIONS ON RIGHTS.........................................................................14

                  (a)      Retention Rights.....................................................................14
                  (b)      Stockholders' Rights.................................................................14
                  (c)      Regulatory Requirements..............................................................15

SECTION 13.       WITHHOLDING TAXES.............................................................................15

                  (a)      General..............................................................................15
                  (b)      Share Withholding....................................................................15

SECTION 14.       DURATION AND AMENDMENTS.......................................................................15

                  (a)      Term of the Plan.....................................................................15
                  (b)      Right to Amend or Terminate the Plan.................................................15

SECTION 15.       EXECUTION.....................................................................................16
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                             STARMEDIA NETWORK, INC.

                            2000 STOCK INCENTIVE PLAN

                         EFFECTIVE AS OF MARCH 17, 2000

SECTION 1. INTRODUCTION.

     The Company's Board of Directors adopted the Starmedia Network, Inc. 2000 Stock Incentive Plan on March 17, 2000 (the "Adoption Date"). The Plan is effective on the Adoption Date, subject to stockholder approval. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Stock, Stock Units, Stock Appreciation Rights and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options). The Plan shall be governed by, and construed in accordance with, the laws of the State of New York (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement.

SECTION 2. DEFINITIONS.

(a) "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

(b) "AWARD" means any award of an Option, SAR, Stock Unit or Restricted Stock under the Plan.

(c) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

(d) "CODE" means the Internal Revenue Code of 1986, as amended.

(e) "COMMITTEE" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

(f) "COMMON STOCK" means the Company's common stock.

(g) "COMPANY" means StarMedia Network, Inc., a Delaware corporation.

(h) "CONSULTANT" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Director or Non-Employee Director.

(i) "DIRECTOR" means a member of the Board who is also an Employee.

(j) "DISABILITY" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(k) "EMPLOYEE" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

(m) "EXERCISE PRICE" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

(n) "FAIR MARKET VALUE" means the value of Shares, determined by the Committee as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(o) "GRANT" means any grant of an Award under the Plan.

(p) "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option as described in Code section 422(b).

(q) "KEY EMPLOYEE" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

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(r) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee.

(s) "NONSTATUTORY STOCK OPTION" or "NSO" means a stock option that is not an ISO.

(t) "OPTION" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(u) "OPTIONEE" means an individual, estate or other entity that holds an Option.

(v) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(w) "PARTICIPANT" means an individual or estate or other entity that holds an Award.

(x) "PLAN" means this StarMedia Network, Inc. 2000 Stock Incentive Plan as it may be amended from time to time.

(y) "RESTRICTED STOCK" means a Share awarded under the Plan.

(z) "RESTRICTED STOCK AGREEMENT" means an agreement described in Section 8 evidencing an Award of Restricted Stock.

(aa) "SAR AGREEMENT" means an agreement described in Section 9 evidencing an Award of a Stock Appreciation Right.

(bb) "SECURITIES ACT" means an Securities Act of 1933, as amended.

(cc) "SERVICE" means service as an Employee, Director, Non-Employee Director or Consultant.

(dd) "SHARE" means one share of Common Stock.

(ee) "STOCK APPRECIATION RIGHT" OR "SAR" means a stock appreciation right awarded under the Plan.

(ff) "STOCK OPTION AGREEMENT" means an agreement described in Section 6 evidencing a Grant of an Option.

(gg) "STOCK UNIT" means a bookkeeping entry representing the equivalent of a Share, as awarded under the Plan.

(hh) "STOCK UNIT AGREEMENT" means an agreement described in Section 8 evidencing an Award of Stock Units.

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(ii) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(jj) "10-PERCENT SHAREHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

(a) COMMITTEE COMPOSITION. A Committee appointed by the Board shall administer the Plan. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act.
     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.
     Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.
(b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

               (i) selecting Key Employees who are to receive Awards under the Plan;
               (ii) determining the type, size, vesting requirements and other features and conditions of such Awards;
               (iii) interpreting the Plan;
               (iv) making all other decisions relating to the operation of the
                    Plan;

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               (v)  to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and
               (vi) to initiate a program whereby outstanding Options are exchanged for Options with a lower Exercise Price.

          The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

(c) INDEMNIFICATION. Each member of the Board and each individual to whom the Board has delegated a portion of its authority under this Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. ELIGIBILITY.

(a) GENERAL RULES. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

(b) INCENTIVE STOCK OPTIONS. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

(c) NON-EMPLOYEE DIRECTOR OPTIONS. Non-Employee Directors shall also be eligible to receive Options as described in this Section 4(c) from and after the date the Board has determined to implement this provision.

SECTION 5. SHARES SUBJECT TO PLAN.

(a) BASIC LIMITATION. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 20,000,000, plus an annual increase to be added on April 1 of each year, beginning on April 1, 2001, equal to the lesser of (i) 4,000,000 shares, or (ii) 5% of the outstanding shares on such date.

(b) ADDITIONAL SHARES. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan.

(c) DIVIDEND EQUIVALENTS. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards whether or not such dividend equivalents are converted into Stock Units.

(d) LIMITS ON OPTIONS. Notwithstanding the foregoing, the following limitations shall apply to grants of Options:

(i) No Key Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,500,000 Shares.

(ii) In connection with his or her initial service, a Key Employee may be granted Options to purchase up to an additional 1,500,000 Shares which shall not count against the limit set forth in subsection (i) above.

(iii)The foregoing limitations shall be adjusted proportionately in connection with any adjustment described in Section 10(a).

(iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11, the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) STOCK OPTION AGREEMENT. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is initially intended to be an ISO or an NSO.

(b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10.

(c) EXERCISE PRICE. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

(d) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Unless the Committee provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10 of the Plan.

(e) TERMINATION OF RELATIONSHIP AS A KEY EMPLOYEE. If an Optionee ceases to be a Key Employee, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for thirty (30) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Committee, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Key Employee as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(g) DEATH OF OPTIONEE. If an Optionee dies while a Key Employee, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no even later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(h) BUYOUT. The Committee may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

(i) MODIFICATIONS OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

(j) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution.

   Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(k) NO RIGHTS AS STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(l) RESTRICTIONS ON SHARE TRANSFER. An Option Agreement may provide that any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7. PAYMENT FOR OPTION SHARES.

(a) GENERAL RULE. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

(i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

(ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this
   Section 7.

(b) SURRENDER OF STOCK. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c) PROMISSORY NOTE. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

(d) OTHER FORMS OF PAYMENT. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules, including a cashless exercise program implemented by the Company in connection with the Plan.


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


SECTION 8. TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK AND STOCK UNITS.

(a) TIME, AMOUNT AND FORM OF AWARDS. Awards under this Section 8 may be granted in the form of Restricted Stock in the form of Stock Units, or in any combination of both. Restricted Stock or Stock Units may also be awarded in combination with ISOs, NSOs or SARs, and such an Award may provide that the Restricted Stock or Stock Units will be forfeited in the event that the related ISOs, NSOs or SARs are exercised.

(b) AGREEMENTS. Each Award of Restricted Stock or Stock Units under the Plan shall be evidenced by a Restricted Stock Agreement or Stock Unit Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

(c) PAYMENT FOR RESTRICTED STOCK OR STOCK UNIT AWARDS. Restricted Stock or Stock Units may be issued with or without cash consideration under the Plan.

(d) FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 10.

(e) VESTING CONDITIONS. Each Award of Restricted Stock or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Agreement. An Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or retirement or other events.

(f) ASSIGNMENT OR TRANSFER OF RESTRICTED STOCK OR STOCK UNITS. Except as provided in Section 13, or in a Restricted Stock Agreement or Stock Unit Agreement, or as required by applicable law, a Restricted Stock or Stock Unit Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(f) shall be void. However, this Section 8(f) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock or Stock Unit Awards in the event of the Participant's death, nor shall it preclude a transfer of Restricted Stock or Stock Unit Awards by will or by the laws of descent and distribution.

(g) DEATH OF STOCK UNITS RECIPIENT. Any Stock Units Award that becomes payable after the Award recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the recipient's death. If no beneficiary was designated or if no designated beneficiary survives the recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

(h) TRUSTS. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.

(i) VOTING AND DIVIDEND RIGHTS. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

(j) STOCK UNITS VOTING AND DIVIDEND RIGHTS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(k) CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(l) PERFORMANCE BASED RESTRICTED STOCK. The Committee, in its discretion, also may make discretionary Grants of Restricted Stock to Employees. Any Grant of Restricted Stock made pursuant to this Section 8(l) will be subject to the achievement of performance objectives established by the Committee. Such performance objectives shall be established pursuant to the requirements of Code Section 162(m). The performance objectives with respect to any performance periods (which may be up to thirty-six (36) months in duration) shall be based upon the Company's (and/or a business unit's) earnings, earnings per share, revenue, expenses, margin or return on equity, as well as any individual performance objectives which the Committee may establish, and shall be calculated in accordance with the formula established for such performance period. An Employee shall only be entitled to receive a Grant of Restricted Stock pursuant to this Section 8(l) upon attainment of the pre-established performance objectives. Before any Shares of Restricted Stock are issued with respect to a performance period, the Committee shall certify in writing that the performance objectives for such period have been satisfied. In no event shall the Committee grant to any Employee more than 1,500,000 Shares of Restricted Stock under this Section 8(l) in any fiscal year of the Company.

SECTION 9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

     (a) SAR AGREEMENT. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     (b) NUMBER OF SHARES. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10.

     (c) EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may also be awarded in combination with Options, Restricted Stock or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Stock or Stock Units are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO.

     (e) EXERCISE OF SARS. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as set forth in the SAR Agreement. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

     (f) MODIFICATION OR ASSUMPTION OF SARS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

SECTION 10. PROTECTION AGAINST DILUTION.

(a) ADJUSTMENTS. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) the number of Shares available for future Awards under Section 5;

(ii) the number of Shares covered by each outstanding Award; or

(iii) the Exercise Price under each outstanding SAR or Option.

(b) PARTICIPANT RIGHTS. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 11. EFFECT OF DISSOLUTION, MERGER OR SALE.

(a) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any

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


   Company repurchase option applicable to any Share purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(b) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

SECTION 12. LIMITATIONS ON RIGHTS.

(a) RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Consultant or Director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

(b) STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 10.

(c) REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13. WITHHOLDING TAXES.

(a) GENERAL. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) SHARE WITHHOLDING. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 14. DURATION AND AMENDMENTS.

(a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company's stockholders. No Options or SARs shall be exercisable until such stockholder approval is obtained. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Awards made shall be null and void and no additional Awards shall be made. To the extent required by applicable law, the Plan shall terminate on the date that is ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Section 14(b).

(b) RIGHT TO AMEND OR TERMINATE THE Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 15. EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.
                                             STARMEDIA NETWORK, INC.

                                                     By
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                                                     Title
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